Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                          Page 1 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $ 3,150,632
    Transmission                                                        547,040
    Distribution                                                      1,133,759
    General                                                             298,247
    Construction work in progress                                       100,626
    Nuclear fuel                                                        218,571
                                                               -----------------
                                                                      5,448,875
  Less - Accumulated depreciation                                     2,230,908
                                                               -----------------
                                                                      3,217,967
                                                               -----------------
Current Assets
    Cash                                                                 12,460
    Accounts receivable                                                  60,619
    Materials and supplies, at average cost                              57,937
    Fuel inventory, at LIFO costs                                        23,383
    Under-recovered fuel costs                                           22,676
    Prepayments and other                                                10,269
                                                               -----------------
                                                                        187,344
                                                               -----------------
Deferred Charges and Other Assets
    Regulatory assets                                                 1,184,066
    Nuclear decommissioning trust                                        76,948
    Other                                                               107,331
                                                               -----------------
                                                                      1,368,345
                                                               -----------------
                                                                    $ 4,773,656
                                                               =================

Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                     $ 168,888
    Paid-in capital                                                     405,000
    Retained earnings                                                   795,651
                                                               -----------------
       Total Common Stock Equity                                      1,369,539
                                                               -----------------

    Preferred stock                                                     163,203
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                               150,000
    Long-term debt                                                    1,101,136
                                                               -----------------
       Total Capitalization                                           2,783,878
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                             125,000
    Advances from affiliates                                            251,692
    Payables to  affiliates                                              19,027
    Accounts payable                                                     98,555
    Customer Deposits                                                    11,621
    Accrued interest                                                     27,255
    Accrued taxes                                                        74,789
    Accumulated deferred income taxes                                     3,973
    Other                                                                11,721
                                                               -----------------
                                                                         623,633
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                 1,220,732
    Investment tax credits                                              134,608
    Other                                                                10,805
                                                               -----------------
                                                                      1,366,145
                                                               -----------------
                                                                    $ 4,773,656
                                                               =================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                          Page 1 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
ASSETS
Electric Utility Plant
    Production                                                        $ 914,073
    Transmission                                                        390,500
    Distribution                                                        877,664
    General                                                             214,645
    Construction work in progress                                        39,295
                                                               -----------------
                                                                      2,436,177
  Less - Accumulated depreciation                                     1,104,846
                                                               -----------------
                                                                      1,331,331
                                                               -----------------
Current Assets
    Cash                                                                  3,792
    Accounts receivable                                                  24,840
    Materials and supplies, at average cost                              33,426
    Fuel inventory, at LIFO cost                                         17,631
    Under-recovered fuel costs                                            9,555
    Accumulated deferred income taxes                                    22,003
    Prepayments and other                                                 6,783
                                                               -----------------
                                                                        118,030
                                                               -----------------

Deferred Charges and Other Assets                                        82,117
                                                               -----------------
                                                                    $ 1,531,478
                                                               =================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares      $157,230
    Paid-in capital                                                     180,000
    Retained earnings                                                   166,922
                                                               -----------------
       Total Common Stock Equity                                        504,152
                                                               -----------------

    Preferred stock                                                       5,286
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                               75,000
    Long-term debt                                                      374,440
                                                               -----------------
       Total Capitalization                                             958,878
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              10,000
    Advances from affiliates                                             20,392
    Payables to affiliates                                               23,201
    Accounts payable                                                     46,444
    Customer deposits                                                    17,671
    Accrued interest                                                     10,184
    Accrued taxes                                                        38,858
    Other                                                                 9,376
                                                               -----------------
                                                                        176,126
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   304,273
    Investment tax credits                                               38,022
    Income tax related regulatory liabilities, net                       31,438
    Other                                                                22,741
                                                               -----------------
                                                                        396,474
                                                               -----------------
                                                                    $ 1,531,478
                                                               =================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                          Page 1 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
ASSETS
  Electric Utility Plant
    Production                                                      $ 1,393,236
    Transmission                                                        480,520
    Distribution                                                        945,639
    General                                                             329,626
    Construction work in progress                                        55,101
                                                               -----------------
                                                                      3,204,122
  Less - Accumulated depreciation                                     1,368,345
                                                               -----------------
                                                                      1,835,777
                                                               -----------------
Current Assets
    Cash                                                                  3,032
    Accounts receivable                                                  56,478
    Accounts receivable from affiliates                                  18,258
    Materials and supplies, at average cost                              26,211
    Fuel inventory, at average cost                                      55,566
    Accumulated deferred income taxes                                     2,548
    Prepayments and other                                                18,264
                                                               -----------------
                                                                        180,357
                                                               -----------------

Deferred Charges and Other Assets                                        94,964
                                                               -----------------
                                                                    $ 2,111,098
                                                               =================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                          Page 2 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                      $ 135,660
    Paid-in capital                                                     245,000
    Retained earnings                                                   295,846
                                                               -----------------
        Total Common Stock Equity                                       676,506
                                                               -----------------

    Preferred stock                                                       4,706
    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                           110,000
    Long-term debt                                                      496,114
                                                               -----------------
        Total Capitalization                                          1,287,326
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              47,807
    Advances from affiliates                                             88,075
    Payables to affiliates                                               40,643
    Accounts payable                                                     64,820
    Customer deposits                                                    13,860
    Accrued interest                                                     12,816
    Accrued taxes                                                        58,600
    Over-recovered fuel costs                                             5,155
    Other                                                                14,716
                                                               -----------------
                                                                        346,492
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   381,765
    Investment tax credits                                               58,790
    Other                                                                36,725
                                                               -----------------
                                                                        477,280
                                                               -----------------

                                                                    $ 2,111,098
                                                               =================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                       Page 1 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
ASSETS
  Electric Utility Plant
    Production                                                        $ 425,231
    Transmission                                                        217,614
    Distribution                                                        396,938
    General                                                             112,851
    Construction work in progress                                        19,243
                                                               -----------------
                                                                      1,171,877
  Less - Accumulated depreciation                                       489,856
                                                               -----------------
                                                                        682,021
                                                               -----------------
Current Assets
    Cash                                                                  5,217
    Advances to affiliates                                               12,751
    Accounts receivable                                                  27,075
    Accounts receivable from affiliates                                   3,855
    Materials and supplies, at average cost                              13,564
    Fuel inventory, at LIFO cost                                         15,191
    Under-recovered fuel costs                                           13,032
    Prepayments and other                                                10,664
                                                               -----------------
                                                                        101,349
                                                               -----------------
Deferred Charges and Other Assets
    Deferred Oklaunion costs                                              9,285
    Other                                                                66,851
                                                               -----------------
                                                                         76,136
                                                               -----------------

                                                                      $ 859,506
                                                               =================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                       Page 2 of 2

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                      $ 137,214
    Paid-in capital                                                       2,236
    Retained earnings                                                   123,769
                                                               -----------------
        Total Common Stock Equity                                       263,219
                                                               -----------------

    Preferred stock                                                       2,482
    Long-term debt                                                      263,644
                                                               -----------------
        Total Capitalization                                            529,345
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              40,000
    Payables to affiliates                                               16,584
    Accounts payable                                                     44,422
    Customer deposits                                                     2,327
    Accrued interest                                                      7,955
    Accrued taxes                                                        17,446
    Accumulated deferred income taxes                                       735
    Other                                                                12,323
                                                               -----------------
                                                                        141,792
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   145,671
    Investment tax credits                                               25,641
    Income tax related regulatory liabilities, net                       13,093
    Other                                                                 3,964
                                                               -----------------
                                                                        188,369
                                                               -----------------

                                                                      $ 859,506
                                                               =================

Central and South West Services                                 Exhibit 1 (e)
 Balance Sheet  (unaudited)                                      Page 1 of 1

--------------------------------------------------------------------------------
                                                             As of September 30,
                                                                     1999
                                                               -----------------
                                                                  (thousands)
ASSETS
Property, Plant and Equipment
    General                                                           $ 123,261
  Less - Accumulated depreciation                                        44,218
                                                               -----------------
                                                                         79,043
                                                               -----------------
Current Assets
    Cash                                                                  1,397
    Accounts receivable                                                  26,921
    Materials and supplies, at average cost                                   8
    Prepayments                                                              84
                                                               -----------------
                                                                         28,410
                                                               -----------------

Deferred Charges and Other Assets                                        24,594
                                                               -----------------
                                                                      $ 132,047
                                                               =================



CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $10 par value
        Authorized:  10,000 shares
        Issued and outstanding: 10,000 shares                             $ 100
                                                               -----------------
       Total Common Stock Equity                                            100
                                                               -----------------

       Total Capitalization                                                 100
                                                               -----------------

Current Liabilities
    Advance Money Pool Payable                                           89,380
    Advances from affiliates                                              1,384
    Accounts payable                                                     15,027
    Accrued interest                                                        406
    Accrued taxes                                                           787
    Other                                                                 3,909
                                                               -----------------
                                                                        110,893
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                    12,845
    Other                                                                 8,209
                                                               -----------------
                                                                         21,054
                                                               -----------------
                                                                      $ 132,047
                                                               =================